UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21519

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

Item 1. Reports to Stockholders

Semiannual Report April 30, 2007

EATON VANCE TAX-
ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

I N V E S T M E N T  U P D A T E

Aamer Khan, CFA

Co-Portfolio Manager

Thomas H.Luster, CFA

Co-Portfolio Manager

Michael R. Mach, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

The Fund

Performance for the Past Six Months

•  Based on share price (traded on the New York Stock Exchange), the Fund had a total return of 21.42% for the six months ended April 30, 2007.(1) This return resulted from an increase in share price to $33.25 on April 30, 2007, from $28.34 on October 31, 2006, plus the reinvestment of $1.046 per share in distributions paid to common shareholders. Based on the Fund’s most recent dividend and a closing share price of $33.25 on April 30, 2007, the Fund had a market yield of 6.48%.(2)

•  Based on net asset value (NAV), the Fund had a total return of 17.98% for the same period.(1) That return was the result of an increase in NAV per share to $33.80 on April 30, 2007, from $29.65 on October 31, 2006, plus the reinvestment of $1.046 per share in distributions paid to common shareholders.

•  For the same period, the Russell 1000 Value Index (the “Index”), an unmanaged index of large-capitalization U.S. value stocks, had a total return of 9.79%, while the Fund’s Lipper Classification, Global Funds, had an average total return (at NAV) of 11.61%.(3)

Management Discussion

•  During the six months ended April 30, 2007, U.S. and international stocks generally performed well, as investors continued to feel cautiously optimistic about the economy, inflation, interest rates, and corporate profits. The period saw an increase in volatility, however, with a significant decline in both U.S. and international equity markets at the end of February 2007. In the U.S., investors showed concern about excessive stock valuations, a significant downturn in the U.S. housing market, and the potential for lower corporate profits in 2007. Overseas, a sharp drop in Chinese stocks in late February led to a general pullback in most emerging markets. U.S. and international markets recovered in March and April. Lower first-quarter GDP growth in the U.S. was offset by strong consumer spending and better-than-expected corporate profit reports, and the Dow Jones Industrial Average set new records above 13,000 by period end. Value stocks continued to attract investors, with mid-and large-cap value stocks generally outperforming their growth stock counterparts.

•  Based on the Fund’s objective of providing a high level of after-tax total return, which consists primarily of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securities that generated a relatively high level of qualified dividend income (QDI) during the period. Since the Fund's inception, all of the distributions made to common shareholders have been QDI, subject to tax at the favorable 15% rate. At the end of the period, the Fund had approximately 86% of total investments in common stocks and approximately 14% of total investments in preferred stocks. Within the common stock portfolio, the Fund had a significant exposure to the higher-yielding energy, financials, materials, and utilities sectors.

•  The portfolio managers believe that U.S. and global companies are in the process of transitioning from a 20-year-plus cycle of disinflation to a new cycle of generally rising inflation. To take advantage of the potential effects of rising inflation, the Fund has made

(1)  Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

(2)  The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3)  It is not possible to invest directly in an Index or Lipper Classification. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares. The Lipper return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include leveraged and unleveraged funds.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

significant investments in “hard asset” stocks, including those in the materials, industrials, and real estate sectors. During the period, Fund holdings in these sectors outperformed their counterparts in the Index.(4),(5)

•  During the six-month period, the Fund strongly outperformed both its benchmark Index and the average return of the Lipper Global Funds Classification.(5) Stock selection was a key driver of the Fund’s performance, although sector allocation decisions were also beneficial. The strongest performance came from the financials sector, where banking stocks, including holdings in Europe, made solid contributions. Materials stocks also performed well — especially in the metals and mining industry. The Fund was overweighted in this outperforming sector relative to its benchmark Index, which was also beneficial during the period. The Fund’s utility holdings also performed well, with electric utilities as the most significant industry contributor within the sector. Relative to the Index, the Fund was overweighted in this outperforming sector, further bolstering performance. Consumer discretionary stocks in the Fund helped its returns, with solid performance from stocks in the hotels, restaurants and leisure, textiles and media industries. Finally, tobacco and food products holdings within the consumer staples sector made positive contributions to performance.(4)

•  Limiting the Fund’s relative performance over the past six months were holdings in the energy sector, where returns generated by the Fund’s holdings were below those generated by comparable holdings in the Index.(5)

•  As mentioned, 14% of the Fund’s total investments was invested in preferred stocks, which are influenced by U.S. Federal Reserve Board (the “Fed”) monetary policy. During the six months ended April 30, 2007, the Fed left short-term rates unchanged, keeping the Fed Funds target rate, a key short-term interest rate benchmark, at 5.25%. During the period, the combination of relatively stable interest rates and healthy credit quality supported solid preferred stock returns during the period and positive returns during the volatile month of February. Due to management’s credit discipline and security selection, the Fund’s preferred stocks performed well, relative to the Merrill Lynch Fixed Rate Preferred Stock Index, an unmanaged, broad-based index of preferred stocks, during the period.(5)

•  As of April 30, 2007, the Fund’s $145 million issued and outstanding Auction Preferred Shares (APS) equaled approximately 22% of total assets and maintained a weighted average reset period of 14 days. The current reset period on the Fund’s APS is comparable to what it was when the Fund’s leverage was originally issued.(6)

•  During the six-month period, the Fund increased it’s dividend twice, from $0.1425 to $0.1496 per share in December 2006, and again from $0.1496 to $0.1795 per share in April 2007. These increases, and the continued payment of the Fund’s monthly dividend since inception, reflected the implementation of the Fund’s dividend capture strategy, which is a trading strategy designed to enhance the level of QDI earned by the Fund. By using this strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy.(7)

•  As always, we thank you for your continued confidence and participation in the Fund.

(4)  Sector weightings are subject to change due to active management.

(5)  It is not possible to invest directly in an Index or Lipper Classification. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares. The Lipper return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include leveraged and unleveraged funds.

(6)  Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV and share price of the common shares). In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

(7)  There can be no assurance that the dividend capture strategy will continue to be successful in the future. The use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain. The amount of monthly dividend distributions may vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on common shares could change.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

F U N D  P E R F O R M A N C E

Performance(1)

Average Annual Total Returns (by share price, New York Stock Exchange)
Six Months	21.42%
One Year	33.25
Life of Fund (4/30/04)	28.54

Average Annual Total Returns (at net asset value)
Six Months	17.98%
One Year	22.28
Life of Fund (4/30/04)	29.25

(1)  Performance results reflect the effects of leverage resulting from the Fund’s  issuance of Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Top Ten Equity Holdings(2)

By total investments

Freeport-McMoran Copper	3.0%
Veolia Environment	2.7
Southern Copper Corp.	2.6
Societe Generale	2.6
Chevron Corp.	2.5
Occidental Petroleum Corp.	2.5
Exelon Corp.	2.4
Total SA Spon ADR	2.4
Entergy Corp.	2.3
Suncor Energy Inc.	2.3

(2)  Top Ten Equity Holdings represented 25.3% of total investments as of April 30, 2007. Holdings are subject to change due to active management.

Industry Sectors(3)

By total investments

(3)  Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 109.1%
Security	Shares	Value
Capital Markets — 2.4%
Credit Suisse Group ADR(1)	150,000	$11,775,000
		$11,775,000
Chemicals — 1.2%
BASF AG	50,000	$5,966,005
		$5,966,005
Commercial Banks — 9.8%
Bank of Nova Scotia	200,000	$9,636,000
Danske Bank A/S	250,000	11,674,758
Societe Generale	75,000	15,895,474
Svenska Handelsbanken AB, Class A	350,000	10,657,077
		$47,863,309
Commercial Services & Supplies — 0.3%
Biffa PLC(1)	200,000	$1,300,377
		$1,300,377
Computer Peripherals — 2.1%
International Business Machines Corp.	100,000	$10,221,000
		$10,221,000
Diversified Financial Services — 2.7%
Citigroup, Inc.	250,000	$13,405,000
		$13,405,000
Diversified Telecommunication Services — 5.4%
AT&T, Inc.	350,000	$13,552,000
Telefonos de Mexico SA ADR	200,000	6,828,000
TeliaSonera AB	750,000	6,062,478
		$26,442,478
Electric Utilities — 9.6%
Edison International	100,000	$5,235,000
Entergy Corp.	125,000	14,142,500
Exelon Corp.	200,000	15,082,000
Fortum Oyj	150,000	4,644,520
Iberdrola SA	163,294	8,131,410
		$47,235,430

Security	Shares	Value
Energy Equipment & Services — 1.9%
Halliburton Co.	300,000	$9,531,000
		$9,531,000
Food Products — 3.7%
Dean Foods Co.	100,000	$3,643,000
Kraft Foods, Inc., Class A	69,202	2,316,191
Nestle SA ADR	125,000	12,424,125
		$18,383,316
Household Products — 1.6%
Kimberly-Clark de Mexico SA de CV	1,750,000	$7,848,072
		$7,848,072
Insurance — 1.2%
Legal & General Group PLC	2,000,000	$6,133,997
		$6,133,997
Machinery — 1.5%
Caterpillar, Inc.	100,000	$7,262,000
		$7,262,000
Metals & Mining — 15.0%
Anglo American PLC ADR	250,000	$6,597,500
BHP Billiton, Ltd. ADR	250,000	12,210,000
Freeport-McMoRan Copper & Gold, Inc., Class B	275,250	18,485,790
Mittal Steel Co. NV, Class A	150,000	8,013,000
Rio Tinto PLC ADR	50,000	12,200,000
Southern Copper Corp.	200,000	16,060,000
		$73,566,290
Multiline Retail — 1.6%
J.C. Penney Company, Inc.	100,000	$7,909,000
		$7,909,000
Multi-Utilities — 6.2%
Dominion Resources, Inc.	150,000	$13,680,000
Veolia Environnement	200,000	16,507,692
		$30,187,692

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels — 28.3%
BP PLC ADR	100,000	$6,732,000
Cairn Energy PLC(1)	121,874	4,094,706
ChevronTexaco Corp.	200,000	15,558,000
ConocoPhillips	200,000	13,870,000
Enbridge, Inc.	400,000	13,200,000
Exxon Mobil Corp.	100,000	7,938,000
General Maritime Corp.	25,000	801,750
Occidental Petroleum Corp.	300,000	15,210,000
Peabody Energy Corp.	100,000	4,798,000
Statoil ASA	500,000	13,998,782
Suncor Energy, Inc.	175,000	14,087,500
Total SA ADR	200,000	14,738,000
Valero Energy Corp.	200,000	14,046,000
		$139,072,738
Pharmaceuticals — 2.9%
AstraZeneca PLC ADR	100,000	$5,431,000
GlaxoSmithKline PLC ADR	150,000	8,667,000
		$14,098,000
Real Estate Investment Trusts (REITs) — 6.0%
AvalonBay Communities, Inc.	25,000	$3,056,500
Boston Properties, Inc.	25,000	2,939,000
Federal Realty Investment Trust	50,000	4,508,500
Plum Creek Timber Co., Inc.	175,000	6,947,500
Public Storage, Inc.	75,000	6,999,000
Rayonier, Inc.	112,500	4,879,125
		$29,329,625
Specialty Retail — 1.7%
Kingfisher PLC	1,500,000	$8,122,848
		$8,122,848
Textiles, Apparel & Luxury Goods — 1.8%
VF Corp.	100,000	$8,781,000
		$8,781,000
Tobacco — 1.4%
Altria Group, Inc.	100,000	$6,892,000
		$6,892,000

Security	Shares	Value
Water Utilities — 0.8%
Severn Trent PLC	133,333	$3,943,972
		$3,943,972
Total Common Stocks (identified cost $341,214,823)		$535,270,149
Preferred Stocks — 17.3%
Security	Shares	Value
Commercial Banks — 10.7%
Abbey National Capital Trust I, 8.963%(2)(3)	20,000	$2,715,826
ABN AMRO North America Capital Funding Trust, 6.968%(3)(4)	950	1,016,203
Barclays Bank PLC, 8.55%(2)(4)	55,000	6,348,336
BNP Paribas Capital Trust, 9.003%(2)(3)(4)	105,000	12,017,239
CA Preferred Fund Trust, 7.00%(2)	55,000	5,652,257
Den Norske Bank, 7.729%(2)(3)(4)	36,000	3,996,752
First Republic Bank, 6.70%	30,000	765,000
HSBC Capital Funding LP, 9.547%(2)(3)(4)	70,000	8,083,236
Lloyds TSB Bank PLC, 6.90%(2)	40,000	4,067,792
Standard Chartered PLC, 6.409%(2)(4)	70,000	7,119,525
US Bancorp, Series B, 5.92%(3)	15,000	396,000
		$52,178,166
Diversified Financial Services — 0.5%
ING Group NV, 6.125%	35,000	$880,250
ING Group NV, 7.20%	30,000	762,900
Santander Finance Unipersonal(4)	28,500	712,500
		$2,355,650
Food Products — 0.6%
Dairy Farmers of America, 7.875%(4)	29,000	$2,987,000
		$2,987,000
Gas Utilities — 0.8%
Southern Union Co., 7.55%	158,300	$4,076,225
		$4,076,225

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Insurance — 4.7%
Aegon NV, 6.375%	95,000	$2,467,150
Arch Capital Group, Ltd., Series B, 7.875%	15,000	395,850
AXA SA, 6.463%(2)(3)(4)	10,000	1,014,613
AXA, 7.10%(2)	45,000	4,639,815
Endurance Specialty Holdings, Ltd., 7.75%	18,750	498,563
MetLife, Inc., 6.50%	120,000	3,158,400
PartnerRe, Ltd., 6.50%	120,000	3,049,200
Prudential PLC, 6.50%(2)	18,000	1,834,492
RenaissanceRe Holdings, Ltd., 6.08%	148,000	3,509,080
Zurich Regcaps Fund Trust V, 6.07%(3)(4)	2,500	2,559,375
		$23,126,538
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp., Series S, 5.849%(3)	2,500	$130,500
		$130,500
Total Preferred Stocks (identified cost $83,323,956)		$84,854,079
Other Issues — 0.0%
Security	Shares	Value
Scottish Power PLC, Deferred Shares(1)(2)	416,666	$0
Cairn Energy PLC, Class B(1)(2)	150,000	0
		$0
Total Other Issues (identified cost $0)		$0
Total Investments — 126.4% (identified cost $424,538,779)		$620,124,228
Other Assets, Less Liabilities — 3.2%		$15,523,428
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (29.6%)		$(145,071,858)
Net Assets — 100.0%		$490,575,798

ADR - American Depository Receip

(1)  Non-income producing security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Variable rate security. The stated interest rate represents the rate in effect at April 30, 2007.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate value of the securities is $45,854,779 or 9.3% of the net assets.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	51.3%	$318,758,835
United Kingdom	13.3%	82,593,520
France	8.5%	52,795,594
Canada	6.0%	36,923,500
Switzerland	3.9%	24,199,125
Norway	2.9%	17,995,534
Sweden	2.7%	16,719,555
Mexico	2.4%	14,676,072
Australia	2.0%	12,210,000
Netherlands	2.0%	12,123,300
Denmark	1.9%	11,674,758
Spain	1.4%	8,843,910
Germany	1.0%	5,966,005
Finland	0.7%	4,644,520
Total	100.0%	$620,124,228

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2007

Assets
Investments, at value (identified cost, $424,538,779)	$620,124,228
Receivable for investments sold	23,351,533
Interest receivable from affiliated investment	13,721
Dividends and interest receivable	2,859,962
Other receivables	209,565
Total assets	$646,559,009
Liabilities
Payable for investments purchased	$8,315,785
Payable to affiliate for investment advisory fees	336,628
Due to custodian	812,801
Accrued expenses	1,446,139
Total liabilities	$10,911,353
Auction preferred shares (5,800 shares outstanding) at liquidation value plus cumulative unpaid dividends	$145,071,858
Net assets applicable to common shares	$490,575,798
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 14,514,750 shares issued and outstanding	$145,147
Additional paid-in capital	274,871,127
Undistributed net realized gain (computed on the basis of identified cost)	11,880,315
Undistributed net investment income	8,064,470
Net unrealized appreciation (computed on the basis of identified cost)	195,614,739
Net assets applicable to common shares	$490,575,798
Net Asset Value and Redemption Price Per Share
($490,575,798 ÷ 14,514,750 shares of beneficial interest outstanding)	$33.80

Statement of Operations

Six Months Ended
April 30, 2007

Investment Income
Dividends (net of foreign taxes, $591,579 and $496,365, respectively)	$22,594,532
Interest	2,891
Interest income allocated from affiliated investment	276,940
Expenses allocated from affiliated investment	(26,435)
Total investment income	$22,847,928
Expenses
Investment adviser fee	$2,491,103
Trustees' fees and expenses	11,538
Preferred shares remarketing agent fee	179,760
Custodian fee	171,493
Printing and postage	54,673
Legal and accounting services	46,611
Transfer and dividend disbursing agent fees	30,455
Miscellaneous	48,827
Total expenses	$3,034,460
Deduct — Reduction of investment adviser fee	$592,216
Reduction of custodian fee	29
Total expense reductions	$592,245
Net expenses	$2,442,215
Net investment income	$20,405,713
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$16,285,760
Foreign currency transactions	65,346
Net realized gain	$16,351,106
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$41,714,514
Foreign currency	28,021
Net change in unrealized appreciation (depreciation)	$41,742,535
Net realized and unrealized gain	$58,093,641
Distributions to preferred shareholders	$(3,177,557)
Net increase in net assets from operations	$75,321,797

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Period Ended October 31, 2006(1)	Year Ended March 31, 2006
From operations — Net investment income	$20,405,713	$21,124,141	$28,005,111
Net realized gain (loss) from investment transactions and foreign currency	16,351,106	(3,031,906)	(1,856,789)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	41,742,535	23,539,138	69,234,873
Distributions to preferred shareholders	(3,177,557)	(3,813,649)	(4,936,473)
Net increase in net assets from operations	$75,321,797	$37,817,724	$90,446,722
Distributions to common shareholders — From net investment income	$(15,173,996)	$(14,323,688)	$(24,643,995)
From net realized gain	—	—	(34,812)
Total distributions to common shareholders	$(15,173,996)	$(14,323,688)	$(24,678,807)
Capital share transactions — Reinvestment of distributions to common shareholders	$297,964	$—	$—
Net increase in net assets from capital share transactions	$297,964	$—	$—
Net increase in net assets	$60,445,765	$23,494,036	$65,767,915
Net Assets Applicable to Common Shares
At beginning of period	$430,130,033	$406,635,997	$340,868,082
At end of period	$490,575,798	$430,130,033	$406,635,997
Undistributed net investment income included in net assets applicable to common shares
At end of period	$8,064,470	$6,010,310	$3,093,023

(1)  For the seven months ended October 31, 2006.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended April 30, 2007 (Unaudited)(4)	Period Ended October 31, 2006(1)(4)	Year Ended March 31, 2006(4)	Period ended March 31, 2005(2)(4)
Net asset value — Beginning of period (Common shares)	$29.650	$28.030	$23.500	$19.100	(3)
Income (loss) from operations
Net investment income	$1.406	$1.456	$1.931	$1.670
Net realized and unrealized gain	4.009	1.415	4.640	4.136
Distributions to preferred shareholders	(0.219)	(0.263)	(0.340)	(0.152)
Total income from operations	$5.196	$2.608	$6.231	$5.654
Less distributions to common shareholders
From net investment income	$(1.046)	$(0.988)	$(1.699)	$(1.095)
From net realized gain	—	—	(0.002)	—
Total distributions to common shareholders	$(1.046)	$(0.988)	$(1.701)	$(1.095)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—	$(0.059)
Preferred Shares underwriting discounts	$—	$—	$—	$(0.100)
Net asset value — End of period (Common shares)	$33.800	$29.650	$28.030	$23.500
Market value — End of period (Common shares)	$33.250	$28.340	$26.000	$20.080
Total Investment Return on Net Asset Value(5)	17.98%	9.70%	28.18%	30.16	%(6)
Total Investment Return on Market Value(5)	21.42%	13.04%	39.14%	11.21	%(6)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended April 30, 2007 (Unaudited)(4)		Period Ended October 31, 2006(1)(4)		Year Ended March 31, 2006(4)	Period ended March 31, 2005(2)(4)
Ratios/Supplemental Data†
Net Assets applicable to common shares, end of period (000's omitted)	$490,576		$430,130		$406,636	$340,868
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(7)	1.10	%(8)	1.13	%(8)	1.17%	1.14	%(8)
Expenses after custodian fee reduction(7)	1.10	%(8)	1.13	%(8)	1.17%	1.14	%(8)
Net investment income(7)	9.09	%(8)	8.71	%(8)	7.52%	8.64	%(8)
Portfolio Turnover	46%		29%		116%	110%
† The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average net assets applicable to common and preferred shares):
Expenses before custodian fee reduction	0.83	%(8)	0.84	%(8)	0.84%	0.83	%(8)
Expenses after custodian fee reduction	0.83	%(8)	0.84	%(8)	0.84%	0.83	%(8)
Net investment income	6.89	%(8)	6.45	%(8)	5.41%	6.34	%(8)
Senior Securities:
Total preferred shares outstanding	5,800		5,800		5,800	5,800
Asset coverage per preferred share(9)	$109,594		$99,182		$95,119	$83,774
Involuntary liquidation preference per preferred share(10)	$25,000		$25,000		$25,000	$25,000
Approximate market value per preferred share(10)	$25,000		$25,000		$25,000	$25,000

(1)  For the seven month period ended October 31, 2006. The fund changed fiscal year end from March 31 to October 31.

(2)  For the period from the start of business, April 30, 2004, to March 31, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Computed using average shares outstanding.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total investment return on net asset value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distribution reinvested. Total investment return on market value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distribution reinvested. Total Investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(8)  Annualized.

(9)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(10)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated February 27, 2004. The Fund's investment objective is to provide a high level of after-tax total return. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company Act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $4,071,671 which $1,109,278 will expire on October 31, 2013 and $2,962,393 which will expire on October 31, 2014. This amount will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

D  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  2  Auction Preferred Shares

The Fund issued 2,000 shares of Auction Preferred Shares (APS) Series A, 2,000 shares of APS Series B and 1,800 shares of APS Series C on July 19, 2004 in a public offering. The underwriting discounts and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are currently reset weekly for Series A and Series B and approximately monthly for Series C. Dividends are generally paid on the day following the end of the dividend period. Each series within a Fund is identical in all respects to the other(s), except for the dates of reset for the dividend rates.

Dividend rate ranges for the six months ended April 30, 2007 are as indicated below:

Series	Dividend Rate Ranges
Series A	2.00% – 4.70%
Series B	3.50% – 4.65%
Series C	4.43% – 4.80%

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the Common Shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the Investment Company Act of 1940. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

  3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payments of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute net capital gain, if any.

Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on April 30, 2007 are listed below. For the six months ended April 30, 2007, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Series	APS Dividend Rates as of April 30, 2007	Dividends Paid to Preferred Shareholders for the six months ended April 30, 2007	Average APS Dividend Rates for the six months ended April 30, 2007
Series A	4.55%	$1,071,692	4.322%
Series B	4.60%	$1,070,233	4.316%
Series C	4.47%	$1,035,632	4.641%

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. The portion of the advisory fees payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the six months ended April 30, 2007, the Fund's advisory fee totaled $2,516,915 of which $25,812 was allocated from Cash Management and $2,491,103 was paid or accrued directly by the Fund. For the six months ended April 30, 2007, the Fund's advisory fee, including the portion allocated from Cash Management, was 0.85% of the Fund's average daily net assets. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five full years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Adviser has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the six months ended April 30, 2007, the Investment Adviser waived $592,216 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

  5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $270,444,018 and $282,218,761 respectively, for the six months ended April 30, 2007.

  6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at April 30, 2007, as computed on a federal income tax basis, were as follows:

Aggregate cost	$424,538,779
Gross unrealized appreciation	$197,986,125
Gross unrealized depreciation	(2,400,676)
Net unrealized appreciation	$195,585,449

The unrealized gain on foreign currency as of April 30, 2007 is $29,290.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  7  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Six Months Ended April 30, 2007 (Unaudited)	Period Ended(1) October 31, 2006	Year Ended March 31, 2006
Reinvestments	9,750	—	—
Net increase	9,750	—	—

(1)  For the seven months ended October 31, 2006.

  8  Overdraft Advances

Pursuant to the custodian agreement between the Fund and Investors Bank & Trust (IBT). IBT may in its discretion advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft by the Fund, the Fund is obligated to repay IBT at the current rate in interest charged by IBT for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to IBT. At April 30, 2007, the Fund had a payment due to IBT pursuant to the foregoing arrangement of $812,801.

  9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at April 30, 2007.

  10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  11  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  12  Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on February 23, 2007. The following action was taken by the shareholders:

Item 1: The election of Ronald A. Pearlman, Norton H. Reamer and Ralph F. Verni as Trustees of the Fund for a three-year term expiring in 2010.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Ronald A. Pearlman	13,472,044	184,529
Ralph F. Verni	13,496,513	160,060
Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Norton H. Reamer	5,441	—

  13  Fiscal Year End Change

Effective August 7, 2006 the Fund changed its fiscal year end to October 31, 2006.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, and recent changes in the identity of such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Special Committee specifically noted the Adviser's experience in managing funds that seek to maximize after-tax-returns.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (April 2004) until September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fee and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Eaton Vance Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President
James B. Hawkes
Vice President and Trustee
Aamer Khan
Vice President
Thomas H. Luster
Vice President
Michael R. Mach
Vice President
Judith A. Saryan
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout Ralph F. Verni

Investment Adviser of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 262-1122

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2159-6/07  CE-TAGDOSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty financial company). Previously he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	June 13, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 13, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	June 13, 2007